EXHIBIT 10.28



                SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Sixth Amendment"), made and entered into this 18th day of October, 1996, by and between:

                              ANDA GENERICS, INC.,
                              a Florida corporation

                     (hereinafter referred to as "Borrower")

                                      -and-

                    CONGRESS FINANCIAL CORPORATION (FLORIDA)
                         777 Brickell Avenue, Suite 808
                              Miami, Florida 33131

                      (hereinafter referred to as "Lender")

                                R E C I T A L S:

      A. On July 21, 1994, Borrower and Lender entered into a Loan and Security Agreement (the "Agreement"), establishing a credit facility by Lender in favor of Borrower (the "Facility").

      B. On December 13, 1994, Lender and Borrower entered into an Amendment to the Agreement (the "First Amendment"), increasing the maximum principal amount of the Facility to SIX MILLION AND NO/100 DOLLARS ($6,000,000.00).

      C. On January 19, 1995, Lender and Borrower entered into an Amendment to the Agreement (the "Second Amendment"), increasing the amount of the inventory sublimit to TWO MILLION AND NO/100 DOLLARS ($2,000,000.00).

      D. On April 4, 1995, Lender and Borrower entered into an Amendment to the Agreement (the "Third Amendment"), increasing the maximum principal amount of the Facility to SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), increasing the advance rate against the Net Amount of Eligible Accounts to eighty-five percent (85%), and increasing the amount of the inventory sublimit to TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00).

      E. On July 18, 1995, Lender and Borrower entered into an Amendment to the Agreement (the "Fourth Amendment"), increasing the maximum principal amount of the Facility to EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00) and increasing the amount of the inventory sublimit to THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).


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      F. On January 5, 1996, Lender and Borrower entered into an Amendment to the Agreement (the "Fifth Amendment"), increasing the maximum principal amount of the Facility to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), increasing the amount of the inventory sublimit to FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), decreasing the pre-default interest rate to one and one-half percent (1 1/2%) per annum in excess of the Prime Rate, and extending the term of the Agreement to July 21, 1997.

      G. Borrower and Obligors (as defined in the Agreement) have requested that Lender further reduce the pre-default interest rate, reduce the unused line fee, further increase the amount of the inventory sublimit and modify certain other terms, applicable to the Facility, and Lender is agreeable to same, subject to the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

      1. The foregoing statements are true and correct and are incorporated herein as if set forth in full.

      2. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment; all references hereinafter made to the Agreement to include the modifications thereto effectuated pursuant to the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment.

      3. Borrower and Obligors each confirm and acknowledge that, as of September 30, 1996, the balance due Lender under the Facility was the principal amount of $7,793,949.49, plus accrued interest since the date last paid, all free and clear of any defense, set-off or counterclaim.

      4. The Agreement is hereby modified as follows (all references to Sections and subsections being the applicable Sections and subsections of the Agreement):

      (A) The sublimit for Revolving Loans based upon Eligible Inventory, as specified in subsection 2.1(a)(ii)(B), is increased from the sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) to the sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00).

      (B) The pre-default interest rate, as specified in subsection 3.1(a), is decreased from one and one-half percent (1 1/2%) per annum in excess of the Prime Rate to one percent (1%) per annum in excess of the Prime Rate.

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      (C) The unused line fee specified in Section 3.3 is decreased from a rate equal to one-half of one percent (1/2%) per annum to one-quarter of one percent (1/4%) per annum.

      (D) Section 7.1 shall hereafter additionally require that (1) effective August 1, 1996, Borrower may, in lieu of on a daily basis and so long as Excess Availability remains at no less than $2,000,000.00, provide, by 2:00 P.M. on each Monday, a weekly schedule, reporting through the previous Saturday and in a form acceptable to Lender, a summary of the trade receivable beginning balance, current week's sales invoiced, cash receipts and net impact of debit/credit memos issued arriving at the week's ending trade receivable balance, and (2) Borrower shall, on or before the tenth (10th) business day of each month, provide Lender with a complete summarized aging of Accounts and a complete inventory detail for the prior month's end.

      (E) Subsections 9.10, 9.11 and 9.12 shall hereafter permit Borrower to transfer funds to Quala Med, Inc. or Andrx Pharmaceuticals, Inc. (each of which transfers shall be treated, for purposes of the Agreement, as a dividend to Andrx Corporation and a subsequent transfer to such entity) provided that Borrower's Adjusted Net Worth is no less than THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.000) following each such transfer.

      (F) The Renewal Date, as specified in subsection 12.1 (a), is extended from July 21, 1997, to July 21, 1998.

      5. Each and every reference to the Agreement in the other Financing Agreements shall be deemed to refer to the Agreement, as modified by this Sixth Amendment and the prior amendments specified above.

      6. This shall confirm that the early termination fee, as specified in subsection 12.1(c) of the Agreement, shall no longer be effective after July 21, 1997.

      7. The obligation of Lender to hereafter make any Loan(s) to Borrower is subject to satisfactory compliance with conditions precedent requiring that Lender shall have received from Obligors, prior to or simultaneously with the execution of this Sixth Amendment:

            (a) an original guarantee of the Obligations, in form and substance acceptable to Lender, duly executed by Quala Med, Inc., a Florida corporation;

            (b) a Secretary's certificate, dated as of the date of this Sixth Amendment, certifying as to resolutions of the Board of Directors of Quala Med, Inc., authorizing the execution, delivery and performance

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                  of its guarantee of the Obligations, and the full
                  force and effect of such resolutions on the date of this Sixth Amendment;

            (c) current certificates of good standing, certified articles of incorporation and certified by-laws for each of the Obligors from the appropriate governmental official(s) of their respective jurisdictions of incorporation or, as to their respective by-laws, from their respective corporate secretaries;

      8. Borrower and Obligors each represents and warrants to Lender that, except as has been otherwise disclosed to Lender in writing, the representations and warranties contained in the Agreement and all related loan documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof) and with respect to this Sixth Amendment and the related documentation referenced herein.

      9. Borrower acknowledges and confirms that all Collateral furnished in connection with the Agreement continues to secure the Obligations, as modified by this Sixth Amendment and the prior amendments specified above.

      10. Borrower shall pay all out-of-pocket expenses incurred by Lender in connection with the preparation for and closing of the transaction contemplated under this Sixth Amendment, including, without limitation, the fees and expenses of special counsel for Lender. In addition, Borrower shall pay any and all taxes (together with interest and penalties, if any, applicable thereto) and fees, including, without limitation, documentary stamp taxes, now or hereafter required in connection with the execution and delivery of the Agreement, as modified by this Sixth Amendment and the prior amendments specified above, and all related documents, instruments and agreements.

      11. Except as expressly modified herein, all terms and provisions of the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Agreement, shall remain unchanged and in full force and effect. No consent of Lender hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein.

      12. All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

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      13. LENDER, BORROWER AND OBLIGORS EACH HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SIXTH AMENDMENT OR THE AGREEMENT AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS SIXTH AMENDMENT.

      IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment the day and year first above written.

                                    BORROWER:

                                    ANDA GENERICS, INC.,
                                     a Florida corporation

                                    By: /s/ SCOTT LODIN
                                        -------------------------------------
                                    Title: Vice President and General Counsel
                                           ----------------------------------



                                    LENDER:

                                    CONGRESS FINANCIAL CORPORATION
                                    (FLORIDA)

                                    By: /s/ MARTIN J. COLOSON, JR.
                                        -------------------------------------
                                    Title: Vice President
                                           ----------------------------------

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                                     JOINDER

      Each of the undersigned: (1) acknowledges and confirms that Lender's loans, advances and credit to Borrower have been, are and will continue to be of direct economic benefit to the undersigned, (2) consents to all terms and provisions of the Sixth Amendment which are applicable to them, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that their guarantee in favor of Lender executed in connection with the Agreement is valid and binding and remains in full force and effect in accordance with its terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, their guarantee in connection with the Agreement, as modified by the Sixth Amendment and the prior amendments specified therein.

                                           GUARANTORS:

(CORPORATE SEAL)                       ANDRX CORPORATION, a Florida
                                       corporation

Attest: /s/ SCOTT LODIN                By: /s/ ELLIOT F. HAHN, Ph.D.
        -------------------------          ----------------------------------
As:  Vice President and Secretary      As: President
     ----------------------------          ----------------------------------



(CORPORATE SEAL)                       ANDRX PHARMACEUTICALS INC., a Florida
                                       corporation

Attest: /s/ SCOTT LODIN                By: /s/ CHIH-MING J. CHEN, Ph.D.
        --------------------------         ---------------------------------
As:   Vice President and Secretary     As: President
      ----------------------------         ---------------------------------

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